U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):   February 18, 2008

Greater China Acquisition Corp.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Delaware	000-52573
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)

Attn: Mr. Shaun Morgan, CEO & Chairman

First Mutual Credit Bank Plc

3 Tenterten Street, 4th Floor

London, England W1S 1TD

 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

44 207 193 7997

(ISSUER TELEPHONE NUMBER)

305 Madison Avenue, Suite 1166, New York, NY 10165

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT

FORWARD LOOKING STATEMENTS

This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant’s management as well as estimates and assumptions made by Registrant’s management. When used in the filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to Registrant or Registrant’s management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant’s industry, Registrant’s operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT.

On February 18, 2008 (the "Closing Date"), pursuant to the terms of a Share Purchase Agreement, Shaun Morgan of London, England, purchased a total of 30,713,200 shares of the issued and outstanding common stock of Greater China Acquisition Corp. (the "Company") from William Tay, the former sole officer and director and majority shareholder of the Company, for an aggregate of US$79,900 in cash. The total of 30,713,200 shares represented 98% of the shares of outstanding common stock of the Company at the time of transfer.  Mr. Morgan used private funds to purchase the shares of the Company. As part of the acquisition, and pursuant to the Share Purchase Agreement, the following changes to the Company's directors and officers have occurred:

o

As of February 18, 2008 Shaun Morgan was appointed Chairman of the Board of Directors,

President,

Mr. Derong Shang

Chief Executive Officer,

Yuling Zeng

Chief Financial Officer

Raelyn Austin

Jessie Simon

Treasurer and Secretary of the Company.

o

William Tay then resigned as a member of the Company's Board of Directors and as the Company's President, Chief Executive Officer, Chief Financial Officer, Chairman of the Board and Secretary, effective February 18, 2008.

The following table sets forth certain information as of February 18, 2008, with respect to the ownership of common stock by the sole director and executive officer of the Company, and each person known by the Company to be the owner of five percent or more of the common stock of the Company.

	Amount and Nature of
Name and, as	Beneficial	Percentage
appropriate, address of beneficial owner	Ownership	of Class (1)

Mr. Shaun Morgan President, CEO and Director	30,713,200	98%
3 Tenterten Street, 4th Floor
London, England W1S 1TD

All Officers and	30,713,200	98%
Directors as a group

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 (1)   Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act and unless otherwise indicated, represents securities for which the beneficial owner has sole voting and investment power.

(2)   Based upon 31,340,000 shares issued and outstanding as of this report.

In connection with the change in control, we changed our address to 3 Tenterten Street, 4th Floor, London, England W1S 1TD. Our telephone number at this location is 44 207 193 7997.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

William Tay resigned as a member of the Company's Board of Directors effective as of February 18, 2008. William Tay also resigned as the Company's President, Chief Executive Officer, Secretary and Treasurer effective February 18, 2008. Mr. Tay’s resignation was not the result of any disagreement with the Company on any matter relating to the Company's operations, policies or practices.

Shaun Morgan was appointed as the Company’s Director, President, Chief Executive Officer, Secretary and Treasurer effective February 18, 2008.

Shaun Morgan is the Chairman and CEO of First Mutual Credit Bank Plc of London, England.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial statements of business acquired:
None
(b)	Pro Forma Financial Information
None
(c)	Exhibits.

10.1 - Share Purchase Agreement signed February 5, 2008 between William Tay and Shaun Morgan (herein incorporated by reference from filing on Form 8-K on February 6, 2008).

99.1 - Resignation letter from William Tay to Greater China Acquisition Corp., dated February 6, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Greater China Acquisition Corp.

By:	/s/ Shaun Morgan
Shaun Morgan President, CEO and Chairman

Dated: February 18, 2008

EXHIBIT 99.1

RESIGNATION LETTER

TO: GREATER CHINA ACQUISITION CORP.

AND TO: THE DIRECTORS THEREOF

I, William Tay, hereby tender my resignation as Director, President, Secretary and Treasurer of Greater China Acquisition Corp., a Delaware corporation, effective immediately following the consummation of the Share Purchase Agreement, dated February 5, 2008, between William Tay and Shaun Morgan.

My resignation does not in any way imply or infer that there is any dispute or disagreement relating to the Company's operations, policies or practices.

DATED this 6th day of February, 2008.

/s/ William Tay

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William Tay